UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number: 000-21915

Date of Report: February 6, 2009

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

DELAWARE	82-0419266
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864

(Address of principal executive offices)

(208) 263-2266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 6, 2009, the board of directors of Coldwater Creek Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Bylaws affecting the provisions relating to advance notice of stockholder nominations for directors and of other proposals for approval by the Company’s stockholders at stockholder meetings. The amendment to the bylaws expands the information required by Section 1.10 of the bylaws to be provided by stockholders who desire to nominate a candidate to the board of directors or make any other proposal for stockholder approval. In addition to information about the name, address and beneficial ownership of the Company’s securities held by the proponent stockholder, the amendment requires that this information be provided about any beneficial owner on whose behalf a stockholder is acting, and requires a description of: (i) any agreements, arrangements or understandings between the stockholder, any such beneficial owner and their respective affiliates, and any other stockholder known to be supporting the proposal; (ii) derivative securities of any kind, whether settled in cash or in stock, directly or indirectly owned by the proponent stockholder or beneficial owner; and (iii) any agreements, arrangements or understandings entered into or made by or on behalf of the proponent stockholder or beneficial owner, the effect or intent of which is to mitigate loss to or manage the risk of stock price changes for, or to increase the voting power of, the stockholder or beneficial owner.

The amendment also adds a new requirement that the information required to be submitted by proponent stockholders be updated as of the record date of the applicable stockholders meeting, and that the proponent stockholder represent whether it or the beneficial owner, or the group of which it is a part, intends to deliver a proxy statement and/or form of proxy or otherwise to solicit proxies from stockholders in support of the proposal or nomination and that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. If a stockholder does not update the required information as of the record date in accordance with the bylaws, or if the stockholder does not appear at the meeting to present the proposed business, the business will not be transacted at the meeting, even if proxies in respect of the business may have been received.

The foregoing summary of the Amendment to the Company’s Amended and Restated Bylaws is qualified by the text of the full Amendment, a copy of which is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report.

Exhibit Number	Description

3.1	Amendment to Amended and Restated Bylaws of Coldwater Creek Inc., dated February 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLDWATER CREEK INC.

Date: February 11, 2009
/s/ Timothy O. Martin
Timothy O. Martin, Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Amended and Restated Bylaws of Coldwater Creek Inc., dated February 6, 2009